UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 29, 2020

LIBERTY OILFIELD SERVICES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38081	81-4891595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
950 17th Street, Suite 2400
Denver, Colorado 80202
(Address and Zip Code of Principal Executive Offices)
(303) 515-2800
(Registrant’s Telephone Number, Including Area Code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Class A Common Stock, par value $0.01	LBRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement.
On May 29, 2020, Liberty Oilfield Services Inc. (the “Company”), Liberty Oilfield Services LLC, Liberty Oilfield Services New Holdco LLC, R/C IV Non-U.S. LOS Corp, Wells Fargo Bank, National Association, as administrative agent (the “Agent”), and other lenders entered into a Third Amendment to Credit Agreement (the “Credit Agreement Amendment”). The Credit Agreement Amendment further amends the credit agreement originally entered into by the parties on September 19, 2017 which governs the Company’s revolving credit facility (the “Original Credit Agreement”).
Pursuant to the Credit Agreement Amendment, the definition of Eligible Billed Accounts in the Original Credit Agreement was temporarily revised for the period of May 1, 2020 to August 31, 2020 (the “Modified Definition Period”) to include up to $37,500,000 of unpaid accounts that are more than 90 but less than 120 days past their original invoice date and more than 60 but less than 90 days past their due date. Prior to entering into the Credit Agreement Amendment, unpaid accounts that were more than 90 days past their original invoice date or 60 days past their due date were excluded from the definition of Eligible Billed Accounts. The Modified Definition Period may be extended at the sole discretion of the Agent through December 31, 2020.
In addition, the Credit Agreement Amendment (i) restated the definition of LIBOR Rate to mean the greater of 1.00 percent per annum and the rate per annum as published by ICE Benchmark Administration Limited, and (ii) modified selected quarterly reporting requirements that the Company submits to the Agent to apply to only the first three fiscal quarters of each year.
The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
Item 9.01. Financial Statements and Exhibits

(d)Exhibits.

Exhibit No.	Description

10.1
Third Amendment to Credit Agreement, dated May 29, 2020, by and among Liberty Oilfield Services LLC, Liberty Oilfield Services Inc., Liberty Oilfield Services New Holdco LLC, R/C IV Non-U.S. LOS Corp, Well Fargo Bank, National Association, as Administrative Agent, and the lenders signatory thereto..

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY OILFIELD SERVICES INC.

Dated: June 2, 2020	By:	/s/ R. Sean Elliott
R. Sean Elliott
Vice President, General Counsel and Corporate Secretary